MERRILL LYNCH EUROFUND

Supplement dated May 31, 2005 to the
Prospectus dated February 25, 2005

        Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch EuroFund (the “Fund”).

        The section captioned “About the Portfolio Managers” appearing on page 9 of the Fund’s Prospectus is amended as follows:

        The description of the Fund’s portfolio managers is deleted and the following description is inserted below the heading:

The Fund is managed by James Macmillan, who is primarily responsible for the day to day management of the Fund’s portfolio and the selection of its investments. Mr. Macmillan has been a Managing Director of Merrill Lynch Investment Managers, L.P. since 2000 and was a Director from 1993 to 2000 and has been a portfolio manager of Merrill Lynch Asset Management U.K. Limited or its affiliates since 1993. He has been a portfolio manager of the Fund since 2000.

Code #10475-0205STK